                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]        Preliminary proxy statement
[X]        Definitive proxy statement
[ ]        Definitive additional materials
[ ]        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        GATEWAY FINANCIAL HOLDINGS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                        GATEWAY FINANCIAL HOLDINGS, INC.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

-------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

-------------------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:

-------------------------------------------------------------------------------
(3)      Filing party:

-------------------------------------------------------------------------------
(4)      Date filed:

-------------------------------------------------------------------------------

                        GATEWAY FINANCIAL HOLDINGS, INC.
                             1145 NORTH ROAD STREET
                      ELIZABETH CITY, NORTH CAROLINA 27909
                            TELEPHONE: (252) 334-1511
              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            WEDNESDAY, APRIL 30, 2003
                   -------------------------------------------


To the Shareholders:

         The 2003 Annual Meeting of the Shareholders of Gateway Financial Holdings, Inc. (the "Company") will be held:

         -  Wednesday, April 30, 2003

         -  2:00 p.m. (local time)

         -  Penguin Isle Restaurant
            6708 South Croatan Highway
            Nags Head (Dare County), North Carolina

or at any adjournments thereof, for the following purposes:

         - To elect four directors to serve three-year terms until the Annual Meeting in 2006, or until their successors are elected and qualified and one director to serve a on-year term until the Annual Meeting in 2004, or until his successor is elected and qualified.

         - To transact such other businesses as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 14, 2003, are entitled to notice of the meeting and to vote at the meeting and any adjournments thereof. The Company's stock transfer books will not be closed.

         Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, and the Company will disregard the proxy you return. (For more details, see the attached Proxy Statement.)


                                          By order of the Board of Directors,

                                          /s/ D. BEN BERRY

                                          D. BEN BERRY
                                          President and Chief Executive Officer
March 25, 2003

                        GATEWAY FINANCIAL HOLDINGS, INC.
                             1145 NORTH ROAD STREET
                            ELIZABETH CITY, NC 27909
                            TELEPHONE: (252) 334-1511

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


                                 ANNUAL MEETING

     The Board of Directors (the "Board") of Gateway Financial Holdings, Inc. (the "Company"), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held:

     -   Wednesday, April 30, 2003

     -   2:00 p.m. (local time)

     -   Penguin Isle Restaurant
         6708 South Croatan Highway
         Nags Head (Dare County), North Carolina

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 14, 2003, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the 2002 Annual Report to Shareholders.



                         VOTING OF APPOINTMENTS OF PROXY

     Shares can be voted at the meeting only if the shareholder is represented by proxy or present in person. The persons named as proxies in the enclosed appointment of proxy, who are referred to herein as the Proxy Committee, are David R. Twiddy and Mark A. Holmes (the "Proxies"), whom the Board has designated as management Proxies. When appointments of proxy in the enclosed form are returned, properly executed and in time for the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If no directions are given, the appointment of proxy will be voted FOR the four nominees for director in Proposal 1 described herein. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On some other matters that properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgment. These matters include approval of the minutes of the 2002 annual meeting of the Company, matters incidental to the conduct of the Annual Meeting, and other proper business and matters for which the Company received notice by February 4, 2003.

                       REVOCATION OF APPOINTMENT OF PROXY

     If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Company's Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address for the Secretary is:

                            Wendy W. Small, Secretary
                        Gateway Financial Holdings, Inc.
                             1145 North Road Street
                      Elizabeth City, North Carolina 27909

     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

                            EXPENSES OF SOLICITATION

     In addition to solicitation by mail, the Company's directors, officers and regular employees may solicit appointments of proxy in person or by telephone. The Company will bear the cost of solicitation. Brokerage houses, nominees, custodians, and fiduciaries are requested to forward these proxy-soliciting materials to the beneficial owners of the Company's stock held of record by such persons, and the Company will reimburse their reasonable expenses in this regard. The Company anticipates mailing this Proxy Statement on or about March 25, 2003.

                      DESCRIPTION OF THE VOTING SECURITIES

     At the close of business on the voting record date, March 14, 2003, there were 3,006,007 shares of the Company's common stock (sometimes referred to herein as the "Shares") issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue ten million shares of common stock and one million shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. No preferred stock is issued or outstanding. As of the voting record date, there were approximately 2,100 holders of record of the Company's common stock.

                            HOW VOTES WILL BE COUNTED

     Each Share is entitled to one vote for each matter submitted for a vote, and, in the election of directors, for each director to be elected. Proxies will be tabulated by one or more inspectors of election designated by the Board.

     PROPOSAL 1 -- ELECTION OF DIRECTORS. In the election of directors under Proposal 1, the five nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

                                     QUORUM

     The Company's Bylaws provide that the holders of a majority of the Company's outstanding Shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

                       BENEFICIAL OWNERSHIP OF SECURITIES

     To the Company's knowledge, as of the voting record date, no shareholder owned more than five percent of the Shares other than Jerry T. Womack, a director of the Company. The following table sets forth certain information as to this shareholder:

NAME AND ADDRESS OF           SHARES CURRENTLY           PERCENT OF SHARES
SHAREHOLDER                   BENEFICIALLY OWNED         BENEFICIALLY OWNED(1)
-------------------           ------------------         ---------------------
Jerry T. Womack                     240,184                     7.8%
1190 Harmony Road,
Norfolk, Virginia 23502

(1) The ownership percentage reflected above is calculated based on the total of 3,006,007 Shares issued and outstanding at December 31, 2002, plus the number of shares of common stock that can be issued to that individual within 60 days of December 31, 2002 upon the exercise of stock options held by the individual, plus the number of warrants that were exercisable as of December 31, 2002.

     The following table shows, as of December 31, 2002, the number of Shares beneficially owned by each director and by all directors and principal officers of the Company as a group:

         ------------------------------------------------------ ----------------- ---------------- -----------------

         BENEFICIAL OWNER                                       SHARES            WARRANTS         PERCENT OF
                                                                CURRENTLY         CURRENTLY        SHARES OWNED
                                                                OWNED (1)         OWNED (2)        (3)
         ------------------------------------------------------ ----------------- ---------------- -----------------
         D. Ben Berry (director, President & CEO)                     83,527           3,000             2.7%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         William Brumsey III (director)                               77,181           5,000             2.5%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Jimmie Dixon, Jr. (director)                                 55,766           - 0 -             1.8%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         James H. Ferebee, Jr. (director)                             77,940          10,810             2.6%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Mark A. Holmes (Senior Executive VP)                         47,629           4,300             1.6%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Robert Willard Luther, III (director)                        30,907           - 0 -             1.0%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Frances Morrisette Norrell (director)                        38,149           2,500             1.3%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         W.C. "Bill" Owens, Jr. (director)                            62,686           2,500             2.1%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Ollin B. Sykes (director)                                    25,495           - 0 -              *
         ------------------------------------------------------ ----------------- ---------------- -----------------

         David R. Twiddy (Senior Executive VP)                        40,870           3,000             1.4%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Russell E. Twiford (director)                               125,509          10,800             4.1%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Richard W. Whiting (director)                                34,564           1,000             1.1%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Frank T. Williams (director)                                 87,834           5,000             2.9%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         Jerry T. Womack (director)                                  240,184          50,000             7.8%
         ------------------------------------------------------ ----------------- ---------------- -----------------

         DIRECTORS AND PRINCIPAL                                   1,028,240          97,910            29.6%
         OFFICERS AS A GROUP
         (14 PERSONS)
         ------------------------------------------------------ ----------------- ---------------- -----------------

              See notes on  following page.

         NOTES:

         * Owns less than one percent of the outstanding common stock.

         (1) For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of December 31, 2002, upon the exercise of stock options held by the named individual: Berry - 68,015; Brumsey - 25,282; Dixon - 25,282; Ferebee - 25,282; Holmes
              - 30,360; Luther - 25,282; Norrell - 25,282; Owens - 25,282;
              Twiddy - 10,237; Twiford - 25,282; Whiting - 31,284; Williams - 25,282; Womack - 15,283; directors and principal officers as a group - 357,435. For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of December 31, 2002, upon the exercise of warrants held by the named individual: Berry - 3,300; Brumsey - 5,500; Ferebee - 11,891; Holmes - 4,730; Norrell - 2,750; Owens - 2,750; Twiddy - 3,300;
              Twiford - 11,880; Whiting - 1,100; Williams - 5,500; Womack - 55,000; directors and principal officers as a group - 107,700. To the Company's knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Berry - 220; Brumsey - 5,720; Dixon - 6,600; Ferebee - 31,531; Holmes - 2,530; Luther - 3,630; Norrell - 1,705;
              Owens - 11,375; Twiford - 27,400; Whiting - 1,980; Womack - 109,994; officers and principal directors as a group - 213,180.

         (2) This column indicates the number of warrants held by the named individual at December 31, 2002. As adjusted for the 10% stock dividend paid in June 2002, each warrant is convertible into 1.1 shares of common stock.

         (3) The ownership percentage of each individual is calculated based on the total of 3,006,007 Shares issued and outstanding as of December 31, 2002, plus the number of shares of common stock that can be issued to that individual within 60 days of December 31, 2002 upon the exercise of stock options held by the individual, and the number of warrants that were exercisable as of December 31, 2002. The ownership percentage of the group is based on the Shares outstanding plus the number of shares of common stock that can be issued to the entire group within 60 days of December 31, 2002 upon the exercise of all stock options held by the group, and the number of warrants that were exercisable as of December 31, 2002.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     BOARD SIZE AND MEMBERSHIP: Under the Company's Charter and Bylaws, the number of directors shall be such number as the Board determines from time to time prior to each Annual Meeting of Shareholders at which directors are to be elected. That number cannot be less than six nor more than fourteen. The Company's Charter and Bylaws also provide that the Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms. The Board, by resolution, has set the number of directors for 2003 at twelve.

     DIRECTORS TO BE ELECTED AT THIS ANNUAL MEETING. In order to maintain the class divisions, at this Annual Meeting, four directors will be elected to three-year terms, expiring at the Annual Meeting of Shareholders in 2006, or until their successors are elected and qualified (Class I directors) and a newly appointed director will be elected as a Class II director to a one-year term, expiring at the Annual Meeting of shareholders in 2004 or until his successor is elected and qualified.

     VOTING PROCEDURE. Unless you give instructions to the contrary, the Proxy Committee will vote for the election of the five nominees listed below by casting an equal number of votes for each nominee. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxy Committee has the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

     VOTES NEEDED TO ELECT. The five nominees receiving the highest number of votes will be elected.

     BOARD NOMINATIONS. The Board has nominated the four incumbent Class I Board members for re-election. Other than Jerry T. Womack, who was appointed to the Board in September 2000, these nominees have served as directors of Gateway Bank & Trust Co. (the "Bank") (the predecessor to the Company and its sole subsidiary) since the Bank's incorporation on November 24, 1998, and they were elected to three-year terms at the 1999 Annual Meeting when staggered Board terms were established. The Board has also nominated incumbent director Ollin B. Sykes for a Class II Board seat. Mr. Sykes was appointed to the Board in January 2003.

     NOMINEES. The following are the names of the nominees for election to the five Board seats, their ages at December 31, 2002, and their principal occupations during the past five years.


NAME AND AGE               PRINCIPAL OCCUPATION OVER THE LAST FIVE YEARS
--------------------------------------------------------------------------------

LISTED BELOW ARE THE FOUR PERSONS WHO ARE NOMINEES FOR CLASS I DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2006.

Robert Willard Luther, III, 37      Owner and Manager, Luther's, Inc., d/b/a
                                    Luther Greenhouses, Elizabeth City, N.C.

W.C. "Bill" Owens, Jr., 55          President and Manager, W.W. Owens & Sons
                                    Moving and Storage, Inc.; President,
                                    Albermarle Mini Warehouses, Inc.; Partner,
                                    Owens & Robertson (real estate and property rental); General Partner, Owens & Small
                                    (real estate development); Vice President,
                                    Consolidated Development Corporation (real estate development and property rental);
                                    Owner, Owens & Owens (property rental);
                                    President, Taylor Mueller Realty (real
                                    estate sales); all of Elizabeth City, N.C.

Frank T. Williams, 67               President and Chief Executive Officer, Frank
                                    T. Williams Farms, Inc., Virginia Beach,
                                    Virginia, and affiliated companies,
                                    including: Frank T. Williams & Sons (farming and real estate development), Virginia
                                    Beach, Virginia; Currituck Grain, Inc.
                                    (grain elevator and feed mill), Moyock,
                                    N.C.; Chesapeake Grain, Inc. (grain elevator and fertilizer manufacturing), Chesapeake,
                                    Virginia; Williams Farms of North Carolina
                                    (livestock), Moyock, N.C.; Creeds &
                                    Associates, Inc. (real estate), Virginia
                                    Beach, Virginia; Moyock Farms & Associates,
                                    Inc. (farming and real estate), Virginia
                                    Beach, Virginia; Grain Depot, Inc. (bonded public grain warehouse), Chesapeake,
                                    Virginia; formerly President and CEO,
                                    Carolina Livestock, Shawboro, N.C., until
                                    1998 (company purchased by Williams Farms).

Jerry T. Womack, 63                 President and Chief Executive Officer,
                                    Suburban Grading & Utilities, Inc., Norfolk,
                                    Virginia.

LISTED BELOW IS THE NOMINEE FOR CLASS II DIRECTOR FOR A ONE-YEAR TERM EXPIRING IN 2004.

Ollin B. Sykes, CPA, 51             Partner, Sykes & Co., P.A. (independent
                                    certified public accountants), Edenton, N.C.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE. THE FIVE NOMINEES RECEIVING THE HIGHEST NUMBER OF VOTES WILL BE ELECTED.

                            MANAGEMENT OF THE COMPANY

DIRECTORS

     The following table shows the names, ages at December 31, 2002, and principal occupations during the past five years of the Company's Class II and Class III Directors. Each such person has served as a director of the Company since the Bank's incorporation on November 24, 1998.


NAME AND AGE               PRINCIPAL OCCUPATION OVER THE LAST FIVE YEARS
--------------------------------------------------------------------------------

LISTED BELOW ARE THE THREE PERSONS WHO ARE CLASS II DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2004

William Brumsey III, 61             Attorney-at-Law, Currituck, N.C.

James H. Ferebee, Jr., 59           President, Ferebee & Sons, Inc. (farming),
                                    Partner, Ferebee IV Partnership (farm
                                    management and sales); President, Lake
                                    Phelps Grain, Inc.; all of Shawboro, N.C.

Frances Morrisette Norrell, 42      General Partner, LFM Properties (real estate
                                    development); Elizabeth City, N.C.

LISTED BELOW ARE THE FOUR PERSONS WHO ARE CLASS III DIRECTORS FOR THREE-YEAR TERMS EXPIRING IN 2005.

D. Ben Berry, 48                    President and Chief Executive Officer,
                                    Gateway Bank & Trust Co., Elizabeth City, NC since March 1998; prior to that, Senior Vice
                                    President (Regional Market Manager for
                                    Northeastern North Carolina and Southeastern
                                    Virginia), Centura Bank, Elizabeth City,
                                    N.C.

Jimmie Dixon, Jr., 66               Chairman of the Board, City Beverage Co.,
                                    Inc. (beer distributorship), Elizabeth City,
                                    N.C.

Russell E. Twiford, 77              Retired (formerly Senior Member, The Twiford
                                    Law Firm), Elizabeth City, N.C.

Richard W. Whiting, 76              Retired (formerly Managing Director, Merrill
                                    Lynch Capital Markets), Edenton, NC.

DIRECTOR RELATIONSHIPS

     BOARD RELATIONSHIPS. No director or principal officer is related to another director or principal officer.

     OTHER DIRECTORSHIPS. No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

BOARD ATTENDANCE AND FEES

     During 2002, the Board held 20 meetings. All directors attended at least seventy-five percent of all Board and committee meetings.

     During 2002, directors received $500 in fees for attendance at regular monthly Board meetings and non-employee directors received $100 for each committee meeting attended. During 2003, the Board has scheduled regular meetings every other month and attendance fees have been increased to $1,000 per meeting. Director fees for committee meetings are expected to be the same as in 2002.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established the standing committees described below.

o EXECUTIVE COMMITTEE. The Executive Committee, between Board meetings and subject to such limitations as may be required by law or imposed by Board resolution, may exercise all of the Board's authority. The Executive Committee also performs the functions of a nominating committee. The Executive Committee's nominating committee functions include, among other things, recommending annually to the Board the names of persons to be considered for nomination and election by the Company's shareholders and, as necessary, recommending to the Board the names of persons to be elected to the Board to fill vacancies as they occur between annual meetings. In identifying prospects for the Board, the Committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the Executive Committee for consideration. The Executive Committee held six meetings during 2002. The Executive Committee presently consists of Directors Berry (chair), Brumsey, Burns, Dixon, Norrell, Whiting, and Womack.

o AUDIT COMMITTEE. As outlined in the Audit Committee Charter, the Audit Committee is responsible for insuring that the Board receives objective information regarding Company policies, procedures and activities with respect to auditing, accounting, internal accounting controls, financial reporting, and such other Company activities as the Board may direct. During 2002, subject to the Board's approval, the Audit Committee engaged a qualified firm of certified public accountants to conduct such audit work. The Audit Committee held three meetings during 2002. The Audit Committee Charter has been amended by the Board to give the Audit Committee in 2003 and following years the sole authority to select the certified public accountants for the Company. Please refer to the audit committee report below. Members of the Audit Committee are Director Sykes (chair), Luther, and Norrell.

o COMPENSATION/PERSONNEL COMMITTEE. The Compensation/Personnel Committee reviews and recommends to the Board the annual compensation, including salary, stock option plans, incentive compensation and other benefits, for senior management and other Company employees. The Compensation/Personnel Committee held six meetings during 2002. Members of the Compensation/Personnel Committee are Director Womack (chair), Brumsey, Norrell, Twiford, Whiting, and Williams.

o OTHER STANDING COMMITTEES. The Board has approved two additional standing committees to which certain responsibilities have been delegated. These are the Loan Committee and the Investment Committee.

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter amended by the Board in 2002 (the "Charter") and attached to this proxy statement as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing and financial reporting practices of the Company. As required by the Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the audit committee, and at least one member has accounting or related financial management expertise, all as required by the rules of The Nasdaq Stock Market, Inc.

     In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors' independence required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Bank's internal controls and the internal audit function's organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Chief Financial Officer and independent auditors were available to the Audit Committee to discus the interim financial information contained in each quarterly Form 10Q report prior to the filing of each such report.

     The Audit Committee discussed and reviewed with the independent auditors communications required by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the consolidated financial statements of the Company. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee: Ollin B. Sykes (chair), Robert
W. Luther III, and Frances M. Norrell.

PRINCIPAL OFFICERS

     Other than D. Ben Berry, President and Chief Executive Officer of the Company, whose information appears above under the description of Class III Directors, the principal executive officers of the Company and their ages at December 31, 2002 are:

     David R. Twiddy, age 45, has served as an Senior Executive Vice President of the Bank since 2002. Prior to that, he served as President of the Bank's subsidiary, Gateway insurance Services, Inc. since January 2000. Prior to that, Mr. Twiddy was President of the predecessor insurance agencies for Gateway Insurance Services, Inc.

     Mark A. Holmes, age 46, has served as the Senior Executive Vice President, Treasurer and Chief Financial Officer for the Company since its formation and the Bank since the Bank's incorporation in 1998. Prior to his employment by the Bank, Mr. Holmes was the Executive Vice President, Chief Executive Officer and Cashier for the Morris Plan Bank in Burlington, North Carolina.

EXECUTIVE COMPENSATION

     During 2002, the Company had no employees of its own and all employees were compensated by the Bank, the principal subsidiary of the Company.

     CASH COMPENSATION. The cash and cash equivalent compensation paid by the Bank during the fiscal years ended December 31, 2002, 2001 and 2000 to each executive officer who earned in excess of $100,000 is as follows:


                                            SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------
                                   ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                      ------------------------------------   --------------------------------------------------
                                                             OTHER ANNUAL                           ALL OTHER
NAME AND                                                     COMPENSATION             OPTIONS/     COMPENSATION
PRINCIPAL POSITION       YEAR     SALARY ($)     BONUS ($)      ($)(1)                 SARS(#)      ($)(2)
---------------------------------------------------------------------------------------------------------------

D. Ben Berry             2002      178,660          70,000          - 0 -               - 0 -         11,000
President and CEO        2001      168,521          35,000          - 0 -              37,265         10,500
                         2000      153,331          25,000          - 0 -              16,518         10,500

David R. Twiddy          2002      130,326          29,000          - 0 -               - 0 -          9,615
Senior Executive         2001      112,639           4,000          - 0 -              15,400          7,054
Vice President           2000      107,236             -0-          - 0 -               6,797          6,490

Mark A. Holmes           2002      121,579          29,000          - 0 -               - 0 -          9,035
Senior Exec.             2001      106,163          12,500          - 0 -              15,400          7,104
Vice President           2000       96,046           6,000          - 0 -              11,000          6,113

-------------

(1) The value of non-cash compensation paid to the officer during the fiscal years disclosed did not exceed 10% of the officer's cash compensation.

(2) Consists entirely of the Bank's contribution on behalf of the officer under the Bank's salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended ("401(k) Plan").

     OPTIONS GRANTED. During 2002, none of the named executive officers were granted options to purchase shares of the common stock of the Company.

     OPTIONS HELD. The following table contains information with respect to stock options to purchase shares of the common stock of the Company held by the named executive officers during 2002.

                      AGGREGATED OPTION EXERCISES IN 2002 AND DECEMBER 31, 2002, OPTION VALUES
-----------------------------------------------------------------------------------------------------------------

                                                     NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                  SHARES                             OPTIONS                            IN-THE-MONEY OPTIONS
                  ACQUIRED ON         VALUE          AT DECEMBER 31, 2002               AT DECEMBER 31, 2002(1)
NAME              EXERCISE(#)       REALIZED($)      EXERCISABLE/UNEXERCISABLE          EXERCISABLE/UNEXERCISABLE
----              -----------       -----------      -------------------------          -------------------------
D. Ben Berry      -0-                    -0-         68,015            39,767           $2,728            $2,393

David R.          -0-                    -0-         10,237            11,960           $1,264            $  843
Twiddy

Mark A.
Holmes            -0-                    -0-         30,360            18,040           $2,046            $1,364

-------------

(1) Value represents the difference between the fair market value and the exercise price for the unexercised options at December 31, 2002.

EMPLOYMENT AGREEMENTS

     TERMS OF THE AGREEMENTS. The Bank is a party to employment contracts (the "Agreements") with D. Ben Berry, President and Chief Executive Officer of the Company and the Bank, and David R. Twiddy and Mark A. Holmes, Executive Vice Presidents of the Company and the Bank. With respect to Messrs. Berry and Holmes, their Agreements became effective December 1, 1998 for a term of three years. Mr. Twiddy's Agreement became effective January 3, 2002 for a term of three years. On each anniversary of the effective date of the Agreements, the term of the each Agreement is automatically extended for an additional one year period beyond the then effective expiration date unless written notice from the Company or the officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. No such notice has been given by either such party. In addition, the officers have the option to terminate the Agreements upon sixty days' written notice to the Bank.

     Under the Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. Mr. Berry's compensation at January 1, 2003 was $175,000. Mr. Twiddy's compensation pursuant to the contract for 2003 has been established by the Board at $130,000. Mr. Holmes' compensation pursuant to the contract for 2003 has been established by the Board at $125,000. Under the Agreements, each officer also is entitled to all fringe benefits that are generally provided by the Bank for its employees

     CHANGE OF CONTROL PROVISIONS. The Agreements provide for certain payments to each officer upon any change of "control" of the Bank. "Control" is defined, under the Agreements, to mean any of the following events:

         (i) After the effective date of the Agreements, any "person" (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of
     1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the directors of the Bank; or

         (ii) The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or

         (iii) All or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

     Upon any such change in control, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

     Upon his termination of employment upon a change in control, whether voluntary or involuntary, the Bank has agreed to pay each officer an amount equal to 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). This compensation is payable, at each officer's option, either by lump sum or in 36 equal monthly installments. The Bank has the right, under the Agreements, to reduce any such payments as necessary under the Code to avoid the imposition of excise taxes on each officer or the disallowance of a deduction to the Bank.

COMPANY TRANSACTIONS WITH DIRECTORS AND OFFICERS

     The Company's principal subsidiary, the Bank, expects to have transactions in the ordinary course of its business with the Company's directors, principal officers and their associates. All transactions with directors, principal officers and their associates are made in the ordinary course of the Bank's business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and do not involve more than normal risks of collectibility or present other unfavorable features.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

     Directors and principal officers of the Company are required by federal law to file reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of the Shares. To the Company's knowledge, all such required reports were timely filed.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

     The Company's independent certified public accountant for the year ended December 31, 2002, was Dixon Odom PLLC ("Dixon Odom"). The Audit Committee has selected Dixon Odom as the Company's independent certified public accountant for the year ended December 31, 2003. Fees for the audit of the consolidated financial statements and the review of quarterly consolidated financial statements for the year ended December 31, 2002 were $63,785. No fees were paid in 2002 to Dixon Odom for financial information systems design and implementation. Fees for other services provided to the Company by Dixon Odom during 2002 were $30,295. The Company's Audit Committee has determined that the non-audit related services rendered by Dixon Odom are compatible with maintaining the principal accountant's independence. Representatives of Dixon Odom will be present at the Annual Meeting with the opportunity to make a statement if they desire, and they will be available to respond to appropriate questions.

                                  ANNUAL REPORT

     In accordance with the regulations of the Securities and Exchange Commission, the Company's 2002 Annual Report on Form 10-KSB for the year ended December 31, 2002, including the consolidated financial statements and schedules, accompanies this Proxy Statement. No part of the 2002 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The

Company will furnish any exhibit to the Form 10-KSB upon payment of the cost of copying the exhibit, upon written request to Mark A. Holmes, Executive Vice President, Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909.

                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     HOW TO SUBMIT PROPOSALS FOR POSSIBLE INCLUSION IN THE 2004 PROXY MATERIALS:
For shareholder proposals to be considered for inclusion in the proxy materials for the Company's 2004 Annual Meeting, any such proposals must be received at the Company's principal office (currently: Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909) not later than November 25, 2003. In order for a proposal to be included in the Company's proxy material for an annual meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at the annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

     SHAREHOLDER PROPOSALS AFTER NOVEMBER 25, 2003: Proposals submitted after November 25, 2003 will not be included in the proxy materials for the 2004 Annual Meeting. Any such proposals received by February 7, 2004, may be considered at the 2004 Annual Meeting as other business. Management proxies shall have discretionary authority to vote on those proposals at the 2004 Annual Meeting. If notice of the proposal is not received by February 7, 2004, such notice will be considered untimely.

     NOMINATIONS OF DIRECTORS: The Company's Bylaws provide that shareholders may make nominations of directors if such nominations are made in writing and delivered or mailed to the Company not less than seven (7) days nor more than
(50) days prior to any meeting of shareholders called for the election of directors. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders' meeting, and upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

                                  OTHER MATTERS

     Management knows of no other matters which will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

                                        By order of the Board of Directors,

                                        /s/ D. BEN BERRY

                                        D. BEN BERRY
                                        President and Chief Executive Officer

EXHIBIT A

                        GATEWAY FINANCIAL HOLDINGS, INC.
                             AUDIT COMMITTEE CHARTER

                                      ROLE

         As required by law, the Board of Directors (the "Board") hereby delegates to the Audit Committee (the "Committee"), in its capacity as a committee of the Board, the sole authority to engage, determine the compensation of, and provide oversight to the independent accounting firm engaged to prepare and issue an audit report (and related work) for Gateway Financial Holdings, Inc. and its subsidiaries (the "Company"). The Committee also assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Committee reviews all material aspects of the Company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on Company processes for the management of business/financial risk and for compliance with significant applicable legal and regulatory requirements. In discharging its supervisory role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. It may also have such other duties as may from time to time be assigned to it by the Board.

                                  INDEPENDENCE

         The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. The members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc. which, among other matters, require that the members of the Committee (1) not accept any consulting, advisory or other compensation from the Company (other than usual and customary Board fees) and (2) not be an affiliated person of the Company or any subsidiary thereof. Members of the Committee shall be financially literate and at least one member shall be a financial expert or have accounting, related financial management expertise, or other comparable experience or background that results in the individual's financial sophistication. The Committee shall maintain free and open communication with the Company's independent auditors, the internal auditors and Company management. The Committee may retain outside counsel and other advisors as it determines necessary to carry out its duties.

                                  ORGANIZATION

         One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

         The Committee shall meet at least twice a year, or more frequently as the Committee considers necessary. The Committee, in its discretion, shall have separate private meetings with the independent auditors, management and the internal auditors.

                                RESPONSIBILITIES

         The Committee's responsibility is supervision. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee. Therefore, the

Committee's supervisory role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

         While the Committee and the Board may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its supervisory role are described below. The Committee shall:

o Have sole authority to select, and determine the compensation of, the independent auditors to be retained to audit the financial statements of the Company. The independent auditors are to be directly supervised by the Committee.

o Have sole authority to evaluate the performance of the independent auditors and, where appropriate, to replace such independent auditors.

o Approve in advance any permissible non-audit services provided by the independent auditors.

o Resolve disagreements, if any, between management and the independent auditors.

o Obtain annually from the independent auditors a formal written statement describing all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the independent auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

o Review the audited financial statements and discuss them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

o        Review the annual management letter with the independent auditors.

o Supervise the relationship with the independent auditors, including discussing with the independent auditors the scope of the audit and the audit procedures used, receiving and reviewing audit reports, reviewing and approving audit fees, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

o Issue annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

o Discuss with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing (if practicable) or as soon as possible thereafter; (2) the earnings announcement prior to its release (if practicable) or as soon as possible thereafter; and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

o Supervise internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, planned results, budget and staffing. The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the director of internal audit and confirm and assure the objectivity of internal audit.

o Discuss with management, the internal auditors and the independent auditors the quality and adequacy of the compliance with the Company's internal controls.

o Discuss with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

o Establish procedures to receive complaints or concerns regarding accounting or auditing matters and investigate any matter brought to its attention within the scope of its duties.

                        GATEWAY FINANCIAL HOLDINGS, INC.
                1145 NORTH ROAD STREET, ELIZABETH CITY, NC 27909

                              APPOINTMENT OF PROXY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF GATEWAY FINANCIAL HOLDINGS, INC.
                FOR THE ANNUAL MEETING TO BE HELD APRIL 30, 2003

    HOW TO COMPLETE THIS APPOINTMENT OF PROXY. The shares represented by this Appointment of Proxy will be voted as you direct below.
    - If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.
    - If you wish to vote another way, mark the appropriate box, and in election of directors, cross out the name of any nominee(s) for whom you do not wish to vote.
    - If you do not mark any boxes, the Proxies (named below) will vote the shares represented by this Appointment of Proxy FOR ALL director nominees listed below.

    TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. Because business can be transacted at the Annual Meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. Then, if you wish to vote differently, revoke the Appointment of Proxy by following the instructions below.
    HOW TO REVOKE THIS APPOINTMENT OF PROXY. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either
(1) file an Appointment dated at a later time with the Secretary, or (2) attend the meeting and tell the Secretary that you wish to vote in person.
    HOW TO SIGN AND RETURN THIS APPOINTMENT OF PROXY. Whether or not you plan to attend the Annual Meeting, please sign below exactly as your name appears on the stock certificate, and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. Then return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.
    BOARD RECOMMENDATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW.

    APPOINTMENT OF PROXY: The undersigned shareholder of Gateway Financial Holdings, Inc., a North Carolina corporation (the "Company"), hereby appoints David R. Twiddy and Mark A. Holmes, or either of them (the "Proxies"), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on April 30, 2003, at 2:00 p.m. local time, at the Penguin Isle Restaurant, 6708 South Croatan Highway, Nags Head, North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, and in their discretion on such other matters as may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

                -- PLEASE COMPLETE AND SIGN ON THE OTHER SIDE --

                     -- CONTINUED FROM THE REVERSE SIDE --

    The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

1. ELECTION OF DIRECTORS: INSTRUCTIONS: TO VOTE FOR SOME NOMINEES BUT NOT OTHERS, CROSS OUT THE NAME(S) OF THOSE FOR WHOM YOU DO NOT WISH TO VOTE.

  A. FOR CLASS I DIRECTORS. FOUR DIRECTORS TO SERVE THREE-YEAR TERMS EXPIRING AT THE ANNUAL MEETING IN 2006.

         Robert Willard Luther, III                                  W.C. "Bill" Owens, Jr.

         Frank T. Williams                                           Jerry T. Womack

  B. FOR CLASS II DIRECTOR. ONE DIRECTOR TO SERVE A ONE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2004.

         Ollin B. Sykes

    [ ]  FOR all nominees listed above (except as crossed        [ ]  WITHHOLD authority to vote for all nominees listed
         out)                                                         above.

2. OTHER BUSINESS:
   THE PROXIES VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS PROPERLY
   PRESENTED.

                                        ----------------------------------------
                                        Signature of shareholder

                                        ----------------------------------------
                                        Signature of shareholder

                                        Date:
                                             -----------------------------, 2003